Exhibit 99.2

Dimension Therapeutics

Dimension Therapeutics

1

Forward Looking Statements

These slides and the accompanying oral presentation contain forward-looking statements and information. The use of words such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “intend,” “future,” “potential,” or “continue,” and other similar expressions are intended to identify forward looking statements. For example, all statements we make regarding the initiation, timing, progress and results of our preclinical and clinical studies and our research and development programs, our ability to advance product candidates into, and successfully complete, clinical studies, the timing or likelihood of regulatory filings and approvals, our ability to develop manufacturing processes and engage third parties to manufacture our product candidates for late-stage clinical use or at commercial scale, the success of strategic partnerships, if any, and our expected cash, cash equivalents and marketable securities at year end are forward looking. All forward?looking statements are based on estimates and assumptions by our management that, although we believe to be reasonable, are inherently uncertain. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that we expected. These statements are also subject to a number of material risks and uncertainties that are described under the caption

“Risk Factors” in Dimension Therapeutics’ Quarterly Report on Form 10-Q for the quarter ended September 30, 2016, which is on file with the Securities and Exchange Commission, as well as other risks detailed in Dimension Therapeutics’ additional filings with the Securities and Exchange Commission. Any forward?looking statement speaks only as of the date on which it was made. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

The information contained in this presentation is not an offer to sell or the solicitation of an offer to buy the Company’s common stock or any other securities of the Company.

© 2017 Dimension Therapeutics 2

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Dimension Therapeutics

The Leader in Gene Therapy for Rare & Metabolic Diseases

of the Liver

Broad product pipeline addressing rare & metabolic diseases with high unmet need

Leader in

discovering &

developing

new therapeutics

for people living

with devastating

rare diseases

associated with

the liver

Manufactured using mammalian process

Robust scientific AAV gene therapy platform

© 2017 Dimension Therapeutics 3

Clade E AAV-Based Gene Therapy Product Platform



Transgene Cassette
Clade E Capsid
Vector
Peripheral Liver Directed

- Enhanced liver targeting
- Durable expression
- Well established safety
- 25% population NAbs

- Exclusive WW license to RGNX AAV technology*
- Up to 8 specified disease indications; 1 available**
- 2013 license & 2015 option/license
- Collaboration with PENN, including related IP

Source: Gao et al. 2004 J Virol; Fagiuoli et al. 2013 J Hepat

*License excludes AAV8 for hemophilia A or B; **Option to license rights to REGENXBIO AAV technology for any 1 additional disease, subject to availability (diseases not licensed in whole or in part to a 3rd party)

© 2017 Dimension Therapeutics

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Leveraging Mammalian Biology

Three platforms for production

HEK293 Adherent

Well-described

Regulator experience

Transient triple transfection

Serum-containing production

Limited scalability

HEK293 Suspension

Well-known

Emerging platform

Transient triple transfection

Serum-free production

Bioreactors

Scalable up to 200-500L

HeLa Producer Cell

Well-known

Clonal, high productivity

Similar to CHO platform

Serum-free production

Large scale bioreactors

Scalable up to 2000L

Sources: Martin J et al. 2013 Hum Gene Ther Meth; Grieger and Samulski 2012 Meth Enzymology; Zhang H et al. 2009 Hum Gene Ther

© 2017 Dimension Therapeutics

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Investing in Capabilities Today for Production Access Tomorrow

CMO

GMP

Cambridge

PD Engineering

Woburn

Advanced PD/ Tech Transfer

CMO: contract manufacturing organization; GMP: good manufacturing practice; PD: process development

© 2017 Dimension Therapeutics

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The Potential of AAV and Metabolic Disease

>400 Described Rare & Metabolic Diseases Associated with the Liver

Believe a Subset Well-Suited to Gene Therapy

Hem B

Proof of science

Replicate existing data

Activity supports IMD TPPs*

Learnings applied pipeline

IMDs

Known disease biology

Restore 5-10% of activity

Biomarkers, animal models

Orphan drug designation

Expansion

Leverage learning of IMDs

Harness liver biology

Bring new tools to bear

Target larger diseases

*	TPP: Target Product Profile

© 2017 Dimension Therapeutics

Hem B

IMDs

Other Metabolic

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Broad Clinical Pipeline

	CANDIDATE SELECTION	IND-ENABLING	PHASE 1/2	PHASE 3	PARTNERS
Inherited Metabolic Disease (IMD) Portfolio					
OTC Deficiency	DTX301 AAV8 OTC				
GSDIa	DTX401 AAV8 G6Pase				
PKU	DTX501 AAV PAH				
Wilson Disease	DTX701 AAV ATP7B				
Citrullinemia*	DTX601 AAV ASS1				
Hemophilia Programs					
Hemophilia B	DTX101 AAVrh10 FIX				
Hemophilia A	DTX201 AAV FVIII				

*Citrullinemia type 1

© 2017 Dimension Therapeutics

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Executing Key Milestones

ADVANCING 7 PROGRAM PORTFOLIO

Initiate OTC phase 1/2 trial

GSDIa US orphan designation

GSDIa EU orphan designation

OTC EU orphan designation

Expanded IMD portfolio

2016

Hem B available data

OTC initial data

Hem B additional data

File GSDIa and Hem A IND

PKU and Wilson Disease development candidates

2017+

© 2017 Dimension Therapeutics

Inherited Metabolic Disease Programs

© 2016 Dimension Therapeutics

Ornithine Transcarbamylase (OTC) Deficiency

Disease

X-linked, urea cycle disorder (UCD)

Genetic defect in ammonia detoxification

Adverse cognitive & neurological effects, coma, death

Treatments limited, non-curative

Patient Population

~10,000 patients WW ~80% late onset

Most common UCD, ~55%

Severe, early onset in males

Late onset in males & females

Sources: National Urea Cycles Disorder Foundation; NORD; Batshaw et al. Mol Gen Metab 2014; Tuchman et al 2008; Enns N Engl J Med 2007; Foschi et al. World J Gastro ESPS Manuscript no: 13209; carolguze.com/text/442-11-clinical_genetics.shtml

© 2017 Dimension Therapeutics

DTX301: Reestablishing Ureagenesis

KNOWN DISEASE BIOLOGY; PRECLINICAL MODELS



Durable Expression of Functional OTC in *spf ash* OTC Mouse
1x10¹¹ Genome Copy/mouse
3x10¹⁰ Genome Copy/mouse
1x10¹⁰ Genome Copy/mouse
3x10⁹ Genome Copy/mouse
1x10⁹ Genome Copy/mouse
Urinary orotic acid (umol/mmol Creatine)
1000
100
10
1
Normal Range
-2 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 32 34 36 38 40
Weeks post treatment

BIOMARKERS

- Serum ammonia; neurotoxic
- ^{13}C-acetate; ureagenesis
- ↑ carbamoyl phosphate converted to orotic acid; urinary orotic acid

PATH TO HPOC DEFINED

- US/EU orphan drug designation
- hPOC serum ammonia
- Adult males and at-risk females

Sources: DMTX-PENN data (ASGCT 2015, ECRD 2016)

© 2017 Dimension Therapeutics

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DTX301: Phase 1/2 Clinical Trial Design

DTX101

Vector capsid Clade E AAV8

Gene cassette OTC

Liver specific enhancer-promoter

HEK293 process for hPOC

TPP* targeting re-establishment of ureagenesis

Phase 1/2 Study Ongoing

Open-label, safety, dose finding study

Bayesian adaptive design

Primary endpoints safety & ureagenesis

(13C-acetate test)

Up to 9 adult males and females with late onset OTC deficiency

Dosing: 2e12-1e13 GC/kg, single peripheral venous infusion

*	TPP: Target Product Profile

© 2017 Dimension Therapeutics

Glycogen Storage Disease Type Ia (GSDIa)

Disease

Autosomal recessive, inborn error of glucose metabolism

Deficient glucose-6-phosphatase (G6Pase)

Reduced QOL, long term risks

Strict diet and frequent feedings of uncooked starch or Glycosade®

Patient Population

~6,000 patients WW Dx at birth

Most common GSD, ~25%

No approved drug therapies

Sources: Weinstein et al. Hum Gen Ther 2010; Lee et al. Hepatology 2012; Chou et al Nat Rev Endo 2010; Boers et al. Orphanet Journal of Rare Diseases 2014; www.curegsd.org; The

Children’s Fund for GSD Research

© 2017 Dimension Therapeutics

DTX401: Reestablishing Glucose Metabolism

KNOWN DISEASE BIOLOGY; PRECLINICAL MODELS

Improved G6Pase Activity in Canines

Single dose AAV8 gene therapy increases G6Pase

Corresponding reduction in hepatic glycogen

BIOMARKERS

Fasting blood glucose

Glycogen stores; build up in liver

Inability to release glucose, raise risk for hypoglycemia

PATH TO HPOC DEFINED

Time to hypoglycemia

Adult males and females

Sources: Weinstein et al. Hum Gen Ther 2010; Lee et al. Hepatology 2012; Chou et al Nat Rev Endo 2010; Boers et al. Orphanet Journal of Rare Diseases 2014; www.curegsd.org; The Children’s Fund for GSD Research

© 2017 Dimension Therapeutics

Broad Inherited Metabolic Disease Portfolio

	DISEASE BIOLOGY; PRECLINICAL MODELS	BIOMARKERS	OPPORTUNITY
Wilson Disease	• Autosomal recessive copper disorder • Deficiency in copper transporter P-type ATPase	• Copper	• WW prevalence >50K patients
PKU	• Autosomal recessive disorder • Deficiency in phenylalanine hydrolase	• Phenylalanine	• ~50K prevalent patients developed world
Citrullinemia Type 1	• Autosomal recessive UCD • Deficiency in argininosuccinate synthetase	• Ammonia	• 14% of all UCDs • WW prevalence ~2K

Sources: Barends MGM 2014; Batshaw MGM 2014; Citrullinemia Type I NCBI Bookshelf; Engel et al Hum Mut 2009; Foschi World J Gastro 2015; Martín-Hernández Orph J Rare Dis 2014; NORD; Ruder Ped Neuro 2014; Ruegger J Inherit Metab Dis 2014; Summar Acta Paediatr. 2008; Summar Crit Care Clin 2005; Tuchman et al Mol Genet Metab 2008; Berry Genet Med 2013; Hanley J Genet Disor Genet Rep 2013; Vockley Gen Med 2014; Zerjav Orph J Rare Dis 2015; Beinhardt Clin Gast Hepat 2014; Bull Nat Gen 1993; EASL Prac Guide; Gomes Ann Hum Bio 2015; Kaler Nat Rev Neurol 2011; Roberts & Schilsky Hepat 2008; Schilsky Biochimie 2009; WD Pathogenesis Semin Liver Dis 2000

© 2017 Dimension Therapeutics

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Hemophilia Programs

© 2016 Dimension Therapeutics

~$6.2B WW Market for Hemophilia B and A Products

Disease

Deficiency of blood coagulation factor IX (FIX) or factor VIII (FVIII)

Joint hemorrhages, potential for severe disabilities; brain micro-bleeds

Frequent, invasive, non-curative infusions of factor replacement

Patient Population

~28,000 Hem B patients WW ~140,000 Hem A patients WW

~68% Hem B, 78% Hem A moderate/severe to severe disease

$100,000-$300,000+ annual costs per patient

Sources: Riley et al. Haemophilia 2011; National Hemophilia Foundation; World Federation of Hemophilia; www.fiercepharmamarketing.com/story/biogens-alprolix-nod-just-first-tremor-hemophilia-market-shake/2014-04-02; Stonebraker et al. Haemophilia (2011), 1–4; Baker et al. Haemophilia (2012); Stonebraker et al. Haemophilia (2010), 16, 20–32; National Hemophilia Foundation; www.ptcommunity.com/news/2014-12-29-000000/hemophilia-market-likely-undergo-major-changes; Johnson and Zhou. ASH Annual Meeting Educational Program. 2011; Ponder. Haemophilia 2008; Manco-Johnson et al. NEJM 2007

© 2017 Dimension Therapeutics

Goal of Hemophilia Gene Therapy

Reduce frequency of bleeds

Extend time between rFIX

Durable benefit from one infusion

Improve health outcomes and quality of life

Sources: den Uijl et al Haemophilia 2011

© 2017 Dimension Therapeutics

Consistent FIX activity confers

favorable effects on likelihood of

future bleeds, joint destruction and

need for rFIX replacement

DTX101: Phase 1/2 Clinical Trial Design

DTX101

- Vector capsid Clade E AAVrh10
- Gene cassette wild type factor IX
- Liver specific enhancer-promoter
- HEK293 process for hPOC
- TPP* targeting stable FIX activity >10%
- Reduce dependency for on demand and prophylactic rFIX therapies

Phase 1/2 Study Ongoing

- Open-label, safety, dose finding study
- Bayesian adaptive design, 3 dose cohorts
- Primary endpoints safety & FIX activity
- Up to 12 males with moderate/severe to severe Hem B (≤2% FIX levels)
- Dosing: 1.6e12-1e13 GC/kg, single peripheral venous infusion
- Cohorts 1 & 2 dosing complete

* TPP: Target Product Profile

© 2017 Dimension Therapeutics

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Participant Demographics

Patient Dose Age FIX Activity

1 Low 70 <1.0%

2 Low 55 2.0%

3 Low 53 2.0%

4 Second 28 1.5%

5 Second 48 <1.0%

6 Second 48 <1.0%

All patients moderate/severe-to-severe

FIX Level Severity Description

50-150% Normal

Bleed only as a result of surgery or major injury

5-40% Mild

Do not bleed often and, in fact, may never have a bleeding problem

Less frequent bleeds, about once a month 1-5% Moderate Bleed for a long time after surgery, injury, or dental work

Rare spontaneous bleeding

Frequent bleeds into muscles/joints

May bleed 1-2 times per week

<1% Severe

Bleeding often spontaneous, and happens for no obvious reason

Sources: Information sourced from World Federation of Hemophilia, https://www.wfh.org/en/page.aspx?pid=643 (link current as of January 27, 2017)

© 2017 Dimension Therapeutics

All Patients Improved from Moderate/Severe-to-Severe to Moderate or Mild

Patient Dose Peak FIX FIX* Severity

1 Low 11% 3% Moderate

2 Low 10% 3% Moderate

3 Low 5% 4% Moderate

4 Second 12% 5% Mild

5 Second 20% 8% Mild

6 Second 13% 7% Mild

*Data cutoff January 28, 2017; follow-up: low dose (1.6e12 GC/kg) 24-52 weeks; second dose (5e12 GC/kg) 7-12 weeks

Total Number of Bleeds

Number of Bleeds*

33

30

73%

20

15

9

10 100%

4**

0

0

Cohort 1 Cohort 2

12 Mo Prior Post-Dose All Post-Dose Spontaneous

*Data cutoff January 28, 2017; **Cohort 1 spontaneous bleeds: right shoulder, eye/conjunctivitis, right ankle (2)

© 2017 Dimension Therapeutics

Clinically Asymptomatic Elevations in Liver Enzymes

5 of 6 patients in the normal range

Elevations in laboratory ALT* observed in 5 of 6 patients; 4 in normal range

o Patient 3 in Cohort 2 experienced a grade 4 adverse event due to an elevated laboratory ALT o Cohort 1 clinically stable, off steroids*

All elevated liver enzymes were clinically asymptomatic

o No elevations of GGT*, alkaline phosphatase or bilirubin o No patients have experienced a drug related serious adverse event (SAE) as of the January 28, 2017 cutoff date

*ALT: alanine aminotransferase; cohort 2 continues to receive a standard tapering course of corticosteroid therapy; GGT: gamma-glutamyl transferase

Patient Dose Peak ALT ALT*

1 Low 98 22

2 Low 40 21

3 Low 60 39

4 Second 52 19

5 Second 62 39

6 Second 914 431

*Data cutoff January 28, 2017; follow-up: low dose (1.6e12 GC/kg) 24-52 weeks; second dose

(5e12 GC/kg) 6-12 weeks; ALT measured in international units per liter (IU/L); normal ALT ?40

IU/L

© 2017 Dimension Therapeutics

Summary of Interim Findings and Next Steps

Evidence of high-efficiency liver transduction with AAVrh10 vector

All patients in both cohorts improved from moderate/severe-to-severe to either moderate or mild

Notable reduction in spontaneous bleeds

Stable and durable elevations in FIX activity up to 52 weeks (range 6-52)

Sub-clinical, asymptomatic elevations of ALT observed in 5 of 6 patients; 4 currently in normal range

Explore therapeutic window in light of ALT rises & FIX decline

Broad program of translational research ongoing

Multiple hypotheses under consideration

T cell activation, general immune responses, cellular responses

Future presentations at academic and medical congresses

Await feedback from regulatory bodies prior to initiating cohort 3

© 2017 Dimension Therapeutics

DTX201: Global Collaboration with Bayer

A LEADING GENE THERAPY COMPANY

GLOBAL LEADER IN HEMOPHILIA DRUG

DEVELOPMENT & COMMERCIALIZATION

$20M upfront, up to $232M in milestones

High single-digit to low double-digit royalties not exceeding the mid-teens

R&D expense reimbursement

DMTX responsible for preclinical activities and Phase I/II clinical trial, funded by Bayer

Bayer to fund subsequent trials and commercial activities at clinical POC

Partnered since June 2014

© 2017 Dimension Therapeutics

DTX201: Durable FVIII Expression in NHPs

DTX201 for Hem A

hFVIII Expression in Non Human Primates

Seven male cynomolgus macaques administered IV with 1.2e13 GC/kg

Sustained FVIII expression in NHPs beyond 60 weeks

3 of 7 animals retain expression greater than 16 weeks; 2 of 7 beyond 34 weeks

Sustained RNA expression

Reduced incidence of anti-FVIII inhibitors

Sources: DMTX-PENN data (ASGCT 2016, EHA 2016)

© 2017 Dimension Therapeutics

Dimension

A Leader in

Liver Directed

Gene Therapy

Advancing Product Portfolio Focus on Inherited Metabolic Diseases Building Gene Therapy Product Platform Highly Experienced Team Well-Capitalized

Broad 7 program pipeline; multiple near-term milestones

Addressing severe, debilitating unmet medical need

Investing in scalable, quality HeLa manufacturing

Strong R&D and manufacturing capabilities

Expected cash runway through 1Q 2018

© 2017 Dimension Therapeutics

Thank you

January 2017

© 2016 Dimension Therapeutics